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                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
                                  (the "Trust")

                          Supplement dated May 21, 2002
                   to the Statements of Additional Information
             dated January 31, 2002 and April 30, 2002 (the "SAIs")

         The following disclosure supplements the SAIs.

         Under the "In General" caption of the "Additional Purchase and Redemption Information" section, the following disclosure will be inserted after the last paragraph:

                  Additionally, the Trust will not close early on a Business Day when the Bond Market Association recommends that the securities markets close early (a "BMA recommendation") unless such early Trust closing is consistent with the 1940 Act and the rules thereunder. Currently, the SEC staff does not believe that closing early because of a BMA recommendation is consistent with the 1940 Act. The Trust will notify the SEC staff if it intends to close early because of a BMA recommendation.

         Under the "Co-Administrators" caption of the "Management of the Fund" section, the second paragraph is revised as follows:

                  For administrative services, the co-administrators are entitled jointly to receive fees, computed daily and payable monthly, at the annual rates described below. In addition, the co-administrators have agreed to reduce their fees to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, Distribution Agreements and extraordinary expenses) do not exceed 0.18% of the average daily net assets of TempFund and TempCash and 0.20% of the average daily net assets of FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. Any fees waived by the co-administrators with respect to a particular fiscal year are not recoverable.

                  Annual Fee                  Average Net Assets
                  ----------                  ------------------

                  .175%                       of the first $1 billion
                  .150%                       of the next $1 billion
                  .125%                       of the next $1 billion
                  .100%                       of amounts in excess of $3 billion